UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 24, 2013, D.R. Horton, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of six director nominees named in the Company’s proxy statement, (2) an advisory vote on executive compensation, (3) the approval of the performance criteria under the Company’s 2000 Incentive Bonus Plan for Section 162(m) purposes, and (4) the ratification of the appointment of PriceWaterhouseCoopers LLC as the Company’s independent registered public accounting firm for fiscal 2013. There were 321,175,601 shares of Common Stock eligible to be voted at this meeting and there were 283,407,846 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the four listed matters were as follows:

(1). Proposal One: Election of Directors. Stockholders elected each of the following nominees as a director to hold office until the 2014 Annual Meeting and until his successor is duly elected and qualified based on the following votes.

				Broker
Nominee	For	Against	Abstain	Non-Votes
Donald R. Horton	251,694,640	11,184,176	165,278	20,363,752
Bradley S. Anderson	257,938,868	4,932,009	173,217	20,363,752
Michael R. Buchanan	261,454,028	1,409,097	180,969	20,363,752
Michael W. Hewatt	261,685,149	1,186,328	172,617	20,363,752
Bob G. Scott	261,657,589	1,208,612	177,893	20,363,752
Donald J. Tomnitz	258,605,008	4,266,271	172,815	20,363,752

(2). Proposal Two: Advisory vote on executive compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
246,284,365	16,238,829	520,900	20,363,752

(3). Proposal Three: Approval of the Performance Criteria under the Company’s 2000 Incentive Bonus Plan. Stockholders approved the performance criteria under the Company’s 2000 Incentive Bonus Plan based on the following votes.

For	Against	Abstain	Broker Non-Votes
242,592,248	20,202,126	249,720	20,363,752

(4). Proposal Four: Ratify the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013 based on the following votes.

For	Against	Abstain
282,866,539	287,676	253,631

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

Date: January 25, 2013	By:	/s/ THOMAS B. MONTANO
Thomas B. Montano
Vice President and Assistant Secretary

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